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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1 of our report dated August 28, 1997 with respect to the consolidated financial statements of MSU Corporation and Subsidiaries. We also consent to the reference to our Firm under the caption "Experts" in the registration statement.

                                          MOORE STEPHENS LOVELACE, P.L.
                                          Certified Public Accountants

Orlando, Florida
October 17, 1997